UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 5, 2026

NOVAGOLD RESOURCES INC.

(Exact Name of Registrant as Specified in Its Charter)

British Columbia	001-31913	N/A
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification)

201 South Main Street, Suite 400, Salt Lake City, Utah 84111

(Address of principal executive offices) (Zip Code)

(801) 639-0511

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	NG	NYSE American Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

NOVAGOLD Resources Inc. (“NovaGold” or the “Company”) operates in the gold mining industry, primarily focused on advancing the Donlin Gold project, a development-stage gold project in Alaska, USA. The Donlin Gold project is held by Donlin Gold LLC (“Donlin Gold”), a limited liability company which is owned 60% by NovaGold through NOVAGOLD Resources Alaska, Inc., a wholly owned subsidiary of the Company (“NGRA”), and 40% by Paulson Advisers LLC and certain of its affiliates (collectively, “Paulson”) through Donlin Gold Holdings LLC (“DGH”).

On July 22, 2026, the Company filed a Current Report on Form 8-K with the Securities and Exchange Commission (the “SEC”) announcing that it has entered into a series of definitive transaction agreements in connection with a proposed transaction pursuant to which NovaGold Corporation, a newly formed Delaware corporation (“New NovaGold”) will acquire all of the issued and outstanding common shares of the Company (the “NovaGold Shares”) by way of an arrangement under the Business Corporations Act (British Columbia) in accordance with a plan of arrangement (the “Arrangement”). Specifically, the Company announced the execution of (i) an Arrangement Agreement (the “Arrangement Agreement”), among the Company, New NovaGold and Paulson, pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, each NovaGold Share will be exchanged for one share of voting common stock of New NovaGold, (ii) a Master Implementation Agreement (the “Master Implementation Agreement”), among the Company, New NovaGold, Paulson, NGRA and DGH, which, among other things, sets forth the rights and obligations of the parties thereto and the sequencing of the transactions contemplated by the various transaction agreements, (iii) a Contribution Agreement (the “Contribution Agreement”), between New NovaGold and Paulson, pursuant to which, substantially concurrently with (but immediately prior to) the consummation of the Arrangement, Paulson will cause certain of its affiliates to contribute all of their interests in DGH and Donlin Gold Holdings II LLC, a Delaware limited liability company, as applicable, to New NovaGold in exchange for shares of voting and non-voting common stock of New NovaGold (with Paulson’s voting common stock of New NovaGold to be capped at 19.99%), as applicable, the number of which will be determined based on a ten percent (10%) discount to the equity value of Paulson’s forty percent (40%) ownership interest in Donlin Gold implied by the equity value of NovaGold based on the ten (10)-day volume-weighted average price of the NovaGold Shares as of July 21, 2026, and (iv) an Investor Rights Agreement (the “Investor Rights Agreement” and, together with the Arrangement Agreement, the Master Implementation Agreement and the Contribution Agreement, the “Transaction Agreements”), between New NovaGold and Paulson, which, among other things, sets forth Paulson’s rights and obligations with respect to New NovaGold following the consummation of the Arrangement.

Upon completion of the transactions contemplated by the Transaction Agreements (the “Transactions”), the Company will become a wholly owned subsidiary of New NovaGold, and New NovaGold will become the new listed company, with a listing expected on the NYSE, and, together with its subsidiaries, will carry on the businesses currently conducted by the Company and its subsidiaries. Upon completion of the Transactions, New NovaGold will own 100% of Donlin Gold and will operate in the gold mining industry, primarily focused on advancing the development of the Donlin Gold project in Alaska.

Completion of the Transactions is subject to, among other things, approval by the Company’s shareholders, court approval, regulatory and stock exchange approvals and the satisfaction of customary closing conditions.

On October 5, 2026, the Company filed a management information circular and definitive proxy statement on Schedule 14A (the “Circular and Proxy Statement”) with the SEC and applicable Canadian securities regulators in connection with the special meeting of the Company (the “Special Meeting”), at which the Company’s shareholders will vote on the Transactions and other matters related thereto. The Special Meeting will be held on November 3, 2026.

Certain contracts described in the Circular and Proxy Statement to which Donlin Gold is a party may be considered material contracts of New NovaGold upon and following the completion of the Transactions. Copies of such contracts are filed as exhibits to this Current Report on Form 8-K.

The Donlin Gold property is located in the Kuskokwim region of southwestern Alaska on private, Alaska Native-owned mineral and surface land and Alaska state mining claims. The subsurface mineral and surface rights at the Donlin Gold project are owned by the Calista Corporation, an Alaska Native corporation (“Calista”), and The Kuskokwim Corporation, an Alaska Native corporation (“TKC”).

Donlin Gold operates the Donlin Gold project pursuant to (i) that certain Restated Exploration and Lode Mining Lease, effective as of May 1, 1995, by and between Calista and Donlin Gold (f/k/a Donlin Creek LLC), as amended and restated on February 11, 2011 (“Restated Calista Lease”), (ii) that certain Agreement to Amend Restated Exploration and Lode Mining Lease, effective as of June 6, 2014 (“2014 Amendment” and, together with the Restated Calista Lease, the “Calista Lease”); (iii) that certain Surface Use Agreement, dated as of June 5, 1995, by and between TKC and Donlin Gold, as amended by that certain Amended and Restated Surface Use Agreement, dated as of June 6, 2014 (the “TKC SUA”); (iv) that certain Bidder’s Preference Agreement, dated as of June 6, 2014, by and among Donlin Gold, Calista and TKC (the “Bidder’s Preference Agreement”) and (v) that certain Surface Lease and Assignment of Mining Lease, dated as of May 9, 2012, by and among Spencer W. Lyman, Carolyn Motherway Lyman, Lyman Resources Alaska, Inc. (“Lyman Resources”) and Donlin Gold (the “Lyman Lease”).

Calista Lease

The Calista Lease includes subsurface (mineral) rights leased from Calista. Calista also owns the corresponding surface estate on a portion of these lands, the rights to which are also included in the Calista Lease. The Calista Lease provides Donlin Gold with rights to approximately 19,988 hectares of Calista-owned land. Donlin Gold originally leased the mineral rights in the Donlin Gold project lands from Calista in 1995. The Restated Calista Lease was executed on February 11, 2011 to reflect all amendments and assignments to the prior lease between Calista and Donlin Gold from May 1, 1995, the date of the original lease, up to and including February 11, 2011. The Calista Lease grants to Donlin Gold, with respect to the lands subject to the Calista Lease, the exclusive right to explore for, develop, and mine all minerals in or under the leased property. The Calista Lease also grants Donlin Gold the right to construct and use buildings, roads, tailings ponds, waste dumps, and other improvements reasonably required under the purposes of the Calista Lease. The Restated Calista Lease was amended again effective June 6, 2014 pursuant to the 2014 Amendment; however, the 2014 Amendment does not affect the land subject to the Restated Calista Lease.

The Calista Lease currently includes a total of 72 complete sections of land and portions of an additional 13 sections of land in the vicinity of the Donlin Gold deposits, and associated with the Donlin Gold project infrastructure. These lands comprise approximately 19,988 hectares that have been conveyed to Calista by the Federal Government.

The term of the Calista Lease is to April 30, 2031 and extends automatically year to year thereafter so long as either mining or processing operations are carried out on or with respect to the property in good faith on a continuous basis in such year, or Donlin Gold pays to Calista an advanced minimum royalty for such year.

The terms of the Calista Lease include various royalty and other payment provisions and considerations such as shareholder employment and contracting opportunities.

Royalty terms of the Calista Lease include:

•	Annual advance minimum royalty (variable) to 2030;
•	All advance minimum payments are recoverable as a credit against the net smelter return royalty and net proceeds payment;
•	Net smelter return of 1.5% for the earlier of the first five years following commencement of commercial production or until initial capital payback, increasing to 4.5% thereafter; and
•	Net proceeds royalty of 8% of the net proceeds realized by Donlin Gold commencing with the first quarter in which net proceeds are first realized.

The foregoing description of the Calista Lease is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of each of the Restated Calista Lease and the 2014 Amendment, which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference. Each of the Restated Calista Lease and the 2014 Amendment has been included as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, New NovaGold, Donlin Gold or their respective subsidiaries. The representations, warranties and covenants contained in each of the Restated Calista Lease and the 2014 Amendment were made only for purposes of the Restated Calista Lease and the 2014 Amendment, respectively, as of the specific dates therein, were solely for the benefit of the parties thereto, may be subject to qualification and limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties. Further, investors should read each of the Restated Calista Lease and the 2014 Amendment not in isolation, but in conjunction with the other information that the Company includes in reports, statements and other filings it makes with the SEC.

TKC SUA

The TKC SUA grants non-exclusive surface use rights to Donlin Gold for mining activities. TKC owns and contributed to the SUA the corresponding surface estate over most of Calista’s subsurface estate included in the Calista Lease as well as some additional surface estate. The TKC SUA provides Donlin Gold with rights to approximately 16,923 hectares of TKC-owned land. The TKC SUA grants non-exclusive surface use rights to Donlin Gold on at least 64 sections of land overlying much of the minerals leased from Calista, with provisions allowing for adjusting the TKC SUA boundary in conjunction with adjustments to the mineral rights included in the Calista Lease.

The TKC SUA was originally entered into effective June 5, 1995, and was revised and restated by Donlin Gold and TKC to expand the TKC surface lands included in the TKC SUA and to update other provisions, effective June 6, 2014.

The term of the TKC SUA runs through April 30, 2031, and on a year-to-year basis thereafter so long as the Calista Lease remains in effect. Upon termination of the Calista Lease, the TKC SUA will automatically terminate.

The terms of the TKC SUA include various royalty and other payment provisions and considerations such as shareholder employment and contracting opportunities.

Payment terms of the TKC SUA include:

•	A Surface Use Fee paid annually on a per acre basis;
•	An Exclusive Use Fee for acres dedicated to certain uses or for Donlin Gold’s exclusive use unless TKC elects to have Donlin Gold LLC purchase that portion of the surface estate;
•	Milestone payments due upon the occurrence of specific events;
•	Annual advance minimum payment (variable based on project status);
•	Milled tonnage fee of $0.40 per tonne processed for the first 10 years of production and $0.50 per tonne processed for all production after 10 years;
•	Net proceeds payment of 3% of the net proceeds realized by Donlin Gold commencing with the first quarter in which net proceeds are first realized; and
•	All advance minimum payments are recoverable as a credit against the milled tonnage fee and net proceeds payment.

The foregoing description of the TKC SUA is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the TKC SUA, which is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated herein by reference. The TKC SUA has been included as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, New NovaGold, Donlin Gold or their respective subsidiaries. The representations, warranties and covenants contained in the TKC SUA were made only for purposes of the TKC SUA as of the specific dates therein, were solely for the benefit of the parties thereto, may be subject to qualification and limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties. Further, investors should read the TKC SUA not in isolation, but in conjunction with the other information that the Company includes in reports, statements and other filings it makes with the SEC.

Lyman Lease

Lyman Resources in Alaska, Inc. (“Lyman Resources”) has an existing placer mining lease with Calista covering approximately 1,040 hectares (partially covering six sections) within the Calista Lease area (the “Lyman Placer Lease”). The Lyman family also have title to approximately 5.7 hectares of surface estate within the Snow Gulch area. The lands subject to the Lyman Placer Lease lie immediately to the north of the Donlin Gold project’s planned open pit footprint. The Calista Lease grants priority to extraction of the lode mineralization in the event of a conflict of use between lode and Lyman Resources’ placer mining operations, provided that a two-year notice is provided to Lyman Resources of activities that would deprive Lyman of the opportunity to recover placer gold.

Lyman Resources, the Lyman family and Donlin Gold entered into the Lyman Lease effective as of May 9, 2012, leasing the Lyman surface estate and assigning the Lyman Placer Lease to Donlin Gold for mining use.

The Lyman Lease has an initial term of 20 years but shall be extended while Donlin Gold conducts operations within a defined area of interest.

The Lyman Lease provides for rent and certain other payments.

The foregoing description of the Lyman Lease is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Lyman Lease, which is filed as Exhibit 10.4 to this Current Report on Form 8-K and is incorporated herein by reference. The Lyman Lease has been included as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, New NovaGold, Donlin Gold or their respective subsidiaries. The representations, warranties and covenants contained in the Lyman Lease were made only for purposes of the Lyman Lease as of the specific dates therein, were solely for the benefit of the parties thereto, may be subject to qualification and limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties. Further, investors should read the Lyman Lease not in isolation, but in conjunction with the other information that the Company includes in reports, statements and other filings it makes with the SEC.

Bidder’s Preference Agreement

The Bidder’s Preference Agreement establishes categories of work for which TKC has the primary bidder preference, provides for the application of Calista’s bidder preference where applicable, and coordinates the resolution of competing preference claims between Calista and TKC.

The Bidder’s Preference Agreement terminates automatically upon termination of either the Calista Lease or the TKC SUA.

The foregoing description of the Bidder’s Preference Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the Bidder’s Preference Agreement, which is filed as Exhibit 10.5 to this Current Report on Form 8-K and is incorporated herein by reference. The Bidder’s Preference Agreement has been included as an exhibit to this Current Report on Form 8-K to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, New NovaGold, Donlin Gold or their respective subsidiaries. The representations, warranties and covenants contained in the Bidder’s Preference Agreement were made only for purposes of the Bidder’s Preference Agreement as of the specific dates therein, were solely for the benefit of the parties thereto, may be subject to qualification and limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Shareholders should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties. Further, investors should read the Bidder’s Preference Agreement not in isolation, but in conjunction with the other information that the Company includes in reports, statements and other filings it makes with the SEC.

Cautionary Note Regarding Forward-Looking Statements

This communication includes certain “forward-looking information” and “forward-looking statements” (collectively “forward-looking statements”) within the meaning of applicable securities legislation, including the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements are frequently, but not always, identified by words such as “expects”, “continue”, “ongoing”, “anticipates”, “believes”, “intends”, “estimates”, “potential”, “possible”, and similar expressions, or statements that events, conditions, or results “will”, “may”, “could”, “would” or “should” occur or be achieved. All statements, other than statements of historical fact, included herein are forward-looking statements. These forward-looking statements include statements regarding the expected outcomes of the transactions contemplated by the Arrangement Agreement, Master Implementation Agreement, Investor Rights Agreement and Contribution Agreement (collectively, the “Transactions”); the ability of NOVAGOLD, New NovaGold and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; and the impact of the Transactions on New NovaGold and its stakeholders. Forward-looking statements contained herein are based on a number of material assumptions, including, but not limited to, the following, which could prove to be inaccurate: the expected outcomes of the Transactions; the ability of NOVAGOLD, New NovaGold and Paulson to complete the Transactions on the terms described herein, or at all, including receipt of required regulatory approvals, shareholder approvals, court approvals, stock exchange approvals and satisfaction of other customary closing conditions; the expected synergies related to the Transactions in respect of strategy, operations and other matters; projections related to expansion; our ability to achieve production at Donlin Gold; the cost estimates and assumptions contained in the 2025 Technical Report and the 2025 Technical Report Summary; anticipated timing of updated reports and/or studies including the Donlin Gold BFS and draft SEIS; repayment of the Barrick Mining Corporation promissory note and the timing thereof; sufficiency of working capital; future capital raising activities and potential sources of funding; estimated metal pricing, metallurgy, mineability, marketability and operating and capital costs, together with other assumptions underlying our resource and reserve estimates; our expected ability to develop adequate infrastructure and that the cost of doing so will be reasonable; assumptions that all necessary permits and governmental approvals will be obtained and the timing of such approvals; assumptions made in the interpretation of drill results, the geology, grade and continuity of our mineral deposits; our expectations regarding demand for equipment, skilled labor and services needed for exploration and development of mineral properties; and operating or regulatory risks. Forward-looking statements are necessarily based on several opinions, estimates and assumptions that management of NOVAGOLD considered appropriate and reasonable as of the date such statements are made, are subject to known and unknown risks, uncertainties, assumptions, and other factors that may cause the actual results, activity, performance, or achievements to be materially different from those expressed or implied by such forward-looking statements. Forward-looking statements are not historical facts but instead represent the expectations of NOVAGOLD management’s estimates and projections regarding future events or circumstances on the date the statements are made. Important factors that could cause actual results to differ materially from expectations include the need to obtain additional permits and governmental approvals; the timing and likelihood of obtaining and maintaining permits necessary to construct and operate; the need for additional financing to complete an updated feasibility study and to explore and develop properties; availability of financing in the debt and capital markets; disease pandemics; uncertainties involved in the interpretation of drill results and geological tests and the estimation of reserves and resources; changes in mineral production performance, exploitation and exploration successes; changes in national and local government legislation, taxation, controls or regulations and/or changes in the administration of laws, policies and practices, expropriation or nationalization of property and political or economic developments in the United States or Canada; the need for continued cooperation between the owners of Donlin Gold to advance the project; the need for cooperation of government agencies and Native groups in the development and operation of properties; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, ore grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; whether or when a positive construction decision will be made regarding the Donlin Gold project; and other risks and uncertainties disclosed in NOVAGOLD’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports and other documents filed by NOVAGOLD with applicable securities regulatory authorities from time to time. Copies of these filings may be obtained by visiting NOVAGOLD’s website at www.novagold.com, or the SEC website at www.sec.gov, or on SEDAR+ at www.sedarplus.ca. The forward-looking statements contained herein reflect the beliefs, opinions and projections of NOVAGOLD on the date the statements are made. NOVAGOLD assumes no obligation to update the forward-looking statements of beliefs, opinions, projections, or other factors, should they change, except as required by law.

Important Information and Where to Find It

In connection with the proposed Transactions, NOVAGOLD has filed relevant materials with the SEC and applicable Canadian securities regulators, including, among other filings, a management information circular and definitive proxy statement on Schedule 14A on October 5, 2026. The management information circular and proxy statement was first mailed or otherwise disseminated to shareholders of NOVAGOLD seeking their approval of the Transactions-related proposals on or about October 5, 2026. INVESTORS AND SHAREHOLDERS OF NOVAGOLD ARE URGED TO READ THE MANAGEMENT INFORMATION CIRCULAR AND DEFINITIVE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC AND APPLICABLE CANADIAN SECURITIES REGULATORS IN CONNECTION WITH THE TRANSACTIONS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS, THE PARTIES TO THE PROPOSED TRANSACTIONS AND RELATED MATTERS. Investors and shareholders may obtain free copies of the management information circular and proxy statement and other documents filed by NOVAGOLD with the SEC at http://www.sec.gov, the SEC’s website, under NOVAGOLD’s profile on SEDAR+ at www.sedarplus.ca, or from NOVAGOLD’s website https://novagold.com/investors/why-invest/.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	Restated Exploration and Lode Mining Lease, effective as of May 1, 1995, by and between Calista and Donlin Gold (f/k/a Donlin Creek LLC), as amended and restated on February 11, 2011 †*▲
10.2	Agreement to Amend Restated Exploration and Lode Mining Lease, effective as of June 6, 2014, by and between Calista and Donlin Gold †
10.3	Revised and Restated Surface Use Agreement, effective as of June 6, 2014, by and between TKC and Donlin Gold †*▲
10.4	Surface Lease and Assignment of Mining Lease, dated as of May 9, 2012, by and among Spencer W. Lyman, Carolyn Motherway Lyman, Lyman Resources and Donlin Gold †*▲
10.5	Bidder’s Preference Agreement, dated as of June 6, 2014, by and among Donlin Gold, Calista and TKC †*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†Certain non-material and confidential information has been redacted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company hereby undertakes to furnish unredacted copies of any of the redacted exhibits upon request by the SEC.

*Certain schedules or similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplemental copies of any of the omitted schedules or attachments upon request by the SEC.

▲Certain personally identifiable information has been omitted pursuant to item 601(a)(6) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 5, 2026	NOVAGOLD RESOURCES INC.

	By:	/s/ Peter Adamek
Peter Adamek
Vice President and Chief Financial Officer